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First National Corporation

Investor Presentation

FIG Partners
Bank CEO Forum
September 28-29, 2015

FORWARD-LOOKING STATEMENT

The Company makes forward-looking statements that are subject to risks and uncertainties. These forward-looking statements include statements regarding profitability, liquidity, adequacy of capital, the allowance for loan losses, interest rate sensitivity, market risk, growth strategy, and financial and other goals. The words, "believes," "expects," "may," "will," "should," "projects," "contemplates," "anticipates," "forecasts," "intends," or other similar words or terms are intended to identify forward-looking statements. These forward-looking statements are subject to significant uncertainties.

Because of these uncertainties, actual future results may be materially different from the results indicated by these forward-looking statements. In addition, past results of operations do not necessarily indicate future results. The following presentation should be read in conjunction with the consolidated financial statements and related notes included in Part I, Item 1, of Form 10-Q for the period ending June 30, 2015 and in Part II, Item 8, and Item 1A. Risk Factors of the Company's Form 10-K for the year ended December 31, 2014.

First National Corporation

OPERATING PHILOSOPHY

BANKING IS A PEOPLE BUSINESS

"Large enough to deliver, small enough to care"

STRATEGIC VISION

- Build a profitable banking company across markets in Virginia where community engagement and relationship focus are valued
- Deliver consistent reliable return to shareholders through both organic growth and acquisitions
- Core funding is the building block for valuable banking franchise
- Relationships are essential to margin preservation and profitability
- Financially strong enough to be opportunistic yet disciplined enough to say no.
- "People Matter"

BUSINESS PROFILE


First National Corporation
Business Banking
Personal Banking
Wealth Management
Retail Branches
Residential Mortgage
Trust Services
Investment Advisory Services

- $696 million total assets
- Bank founded in NW Virginia in 1907
- 16 banking offices and 1 LPO

- $316 million assets under management
- Investment services began in 1996
- Trust services began in 2005

EXPERIENCED MANAGEMENT TEAM

Executive	Role	Industry Experience	Years in Market
Scott Harvard	President & CEO	30 years	4 years
Dennis Dysart	Sr. EVP, COO	22 years	22 years
M. Shane Bell	EVP, CFO	21 years	13 years
Samuel Crow, Jr.	EVP, CCO	25 years	1 year

First National Corporation

STRENGTHS

- Decision makers are leaders in and have deep knowledge of our communities
- Located in growing Virginia markets on the I-81, I-64 and I-66 corridors
- Market demographics are strong, economies are diverse
- Demonstrated ability to execute acquisition
- Effective interest rate risk management
- Experienced and energetic management team
- Lessons learned from recession
- Balance sheet positioned for opportunities

First National Corporation

TOTAL ASSETS


$695.8
$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$-
$45.9
$262.3
$387.6
2010
2011
2012
2013
2014
2015 Q2
Loans, net
Securities, cash, fed funds
Other

(in millions)

First National Corporation

LOAN AND DEPOSIT MIX


Loans
8%
8%
40%
44%
Land Dev.
RRE
CRE
Other


Deposits
24%
24%
52%
Noninterest bearing demand
Savings and interest-bearing demand
Time

- *Balanced portfolio between CRE and RRE*
- *Opportunity to diversify with C&I lending*

- *Non-maturity deposits 76% of deposits*
- *Low cost funding at 29 bps*
- *High amount of liquidity available for lending*
- *Comprised of 64% individuals, 36% businesses*
- *Average deposit size $13 thousand*

(at June 30, 2015)

First National Corporation

NET INCOME


$10.0
$5.0
$-
$(5.0)
$(10.0)
$(15.0)
$7.6
2010
2011
2012
2013
2014
2015 Q2

(in millions, six months ended 2015 Q2)

First National Corporation

EARNINGS PER SHARE
(BASIC AND DILUTED)


$2.00
$1.00
$-
$(1.00)
$(2.00)
$(3.00)
$(4.00)
$(5.00)
2010
2011
2012
2013
2014
2015 Q2
$1.32

(Six months ended 2015 Q2)

FOCUS ON REVENUE GROWTH


$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
$27.5
3.6%
2010
2011
2012
2013
2014
2015 Q2
Net Interest Income
Noninterest Income
Net Interest Margin

(2015 Q2 annualized)

OPPORTUNITY IN EFFICIENCY


$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
$24,889
88.5%
2010
2011
2012
2013
2014
2015 Q2
Noninterest Expense
Efficiency ratio

(dollars in millions, 2015 Q2 annualized)

First National Corporation

IMPROVED ASSET QUALITY

Nonperforming assets (1)


4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
1.3%
2010
2011
2012
2013
2014
2015 Q2

Classified assets


$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$20,000
2010
2011
2012
2013
2014
2015 Q2

(1) Expressed as a percentage of total assets and comprised of non-accrual loans and other real estate owned.

(dollars in millions)

WELL CAPITALIZED


Total Risk-Based Capital Ratio
20.0%
15.0%
10.0%
5.0%
0.0%
14.2%
12.5%
15.3%
18.2%
19.9%
19.2%
Well capitalized
2010
2011
2012
2013
2014
2015 Q2

FOOTPRINT

Branch Locations

- Branches
- Offsite ATMs
- Loan Production Office

* ATMs are available at all branches


81
Winchester
Front Royal
66
Washington, D.C.
Warrenton
Culpeper
Harrisonburg
Elkton
Fredericksburg
Staunton
Waynesboro
95
81
Charlottesville
64
64
Dillwyn
Richmond
Lynchburg
Farmville
Radford
Roanoke
77
64
81
77
85
95
Danville
Chesapeake

First National Corporation

WINCHESTER, VA MSA

Major Employers Include:

- Valley Health System
- Navy Federal Credit Union
- U.S. Department of Defense
- Shenandoah University
- U.S. Department of Homeland Defense
- Wal Mart
- Rubbermaid Commercial Prod LLC


Population change
180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
2000
2010
2020
2030
2040

Other Information:

- Current unemployment rate of 4.1%
- Majority of out-commuters to Wash, DC MSA
- AARP Top 10 for best places to retire
- Forbes Top 20 for best small cities for business
- 50 miles to Washington-Dulles International Airport


People who live and work in the area
In-Commuters
Out-Commuters
-
10,000
20,000
30,000

Source: Virginia Employment Commission

HARRISONBURG, VA MSA

Major Employers Include:

- James Madison University
- The Rockingham Memorial Hospital
- Cargill Meat Solutions
- Wal Mart
- Aramark Campus, LLC
- R.R. Donnelley and Sons Company
- Great Eastern Resort Management

Other Information:

- Current unemployment rate of 5.0%
- Majority of out-commuters to Augusta County
- Forbes Top 40 for best small cities for business


Population change
180,000
170,000
160,000
150,000
140,000
130,000
120,000
110,000
100,000
2000
2010
2020
2030
2040


People who live and work in the area
In-Commuters
Out-Commuters
-
10,000
20,000
30,000
40,000

Source: Virginia Employment Commission

First National Corporation

STAUNTON-WAYNESBORO, VA MSA

Major Employers Include:

- Augusta Medical Center
- McKee Foods Corporation
- Target Corp
- Hollister, Inc.
- Blue Ridge Community College
- AAF McQuay, Inc.
- J.B. Hunt Transport


Population change
150,000
140,000
130,000
120,000
110,000
100,000
2000
2010
2020
2030
2040

Other Information:

- Current unemployment rate of 4.5%
- Majority of out-commuters to Rockingham County


People who live and work in the area
In-Commuters
Out-Commuters
-
10,000
20,000
30,000
40,000

Source: Virginia Employment Commission

First National Corporation

OUR OWNERSHIP


17%
7%
68%
Insiders
Institutional
Other


7%
18%
4%
71%
IL
VA
WV
Other

- *Ownership commitment from insiders*
- *High level of local ownership*
- *Banc Funds represents institutional ownership*

(common shareholders, as of June 2015)

STOCK PROFILE: FXNC

Share Price (9/25/15)	$8.30
52 Week Range	$7.85 to $10.00
Shares Outstanding	4,911,648
Market Capitalization	$40.8 million
Average Daily Volume	1,002
Price/Book	90.9%
Price/Tangible Book	96.9%

Source: SNL Financial

TOTAL RETURN


First National Corporation - Total Return (%)
FXNC (+68.94%)
3 Year = 68.94%
Total Return (%)
120
100
80
60
40
20
0
-20
Oct 2012
Jan 2013
Apr 2013
Jul 2013
Oct 2013
Jan 2014
Apr 2014
Jul 2014
Oct 2014
Jan 2015
Apr 2015
Jul 2015
FXNC-Vol
Thousands
25
20
15
10
5
0

Source: SNL Financial. Total return from 9/24/2014 to 9/24/2015

BRANCH ACQUISITION SUCCESS

- Natural extension of footprint in the Shenandoah Valley and central Virginia
- Quicker path to scale and profitability than *de novo* branch strategy
- Complemented loan production offices in Staunton and Harrisonburg
- Low cost core funding for loan growth
- Regional President hired plus two commercial lenders
- Robust loan activity in new regions

VIRGINIA FINANCIAL INSTITUTIONS


40
35
30
25
20
15
10
5
0
6
16
15
23
37
>$5B
$1B to $5B
$500M to $1B
$250M to $500M
< $250M

Source: SNL Financial

OPPORTUNITIES

- Focus on improving efficiency ratio
- Continue to build scale through opportunistic expansion
- Deploy acquired deposits into loans by leveraging leadership team in new regions
- Increase market share through improved service and delivery
- Growth from expanding population across market areas
- Low-cost core funding
- Diversified revenue with high levels of non-interest income
- Restructure and reduce cost of capital

First National Corporation